UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

249 East Grand Avenue

South San Francisco California, 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-10.1

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Planned Retirement of Executive Vice President, Corporate Affairs

On November 14, 2011, Laura A. Brege informed Onyx Pharmaceuticals, Inc., or Onyx, of her intention to retire as Executive Vice President, Corporate Affairs of Onyx, effective December 31, 2011. Pursuant to a Retirement and Consulting Agreement entered into between Ms. Brege and Onyx dated November 14, 2011, Ms. Brege will continue to serve as a consultant to Onyx for a six-month period following her retirement date.

Pursuant to the foregoing agreement, Ms. Brege will receive the following compensation and benefits: (1) a lump sum severance payment equal to twelve months’ final base salary; (2) eligibility for consideration of an annual bonus for 2011 under Onyx’s annual bonus program; (3) an hourly consulting fee for services rendered during the six month consulting period following her retirement date; (4) continued vesting of her outstanding equity awards during the consulting period; (5) extension of the exercise period of her outstanding stock options until as late as the end of 2012; (6) up to twelve months of health benefits continuation at Onyx’s expense; and (7) outplacement assistance. In exchange for the foregoing compensation and benefits, Ms. Brege has executed a general release of claims.

The foregoing provides only a brief description of the terms and conditions of the Retirement and Consulting Agreement with Ms. Brege, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Document

10.1+	Retirement and Consulting Agreement between Onyx Pharmaceuticals, Inc. and Laura A. Brege, dated as of November 14, 2011.

+	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011	ONYX PHARMACEUTICALS, INC.

	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document

10.1+	Retirement and Consulting Agreement between Onyx Pharmaceuticals, Inc. and Laura A. Brege, dated as of November 14, 2011.

+	Indicates management contract or compensatory plan or arrangement.